Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Income Tax Status	Income Tax Status
The Plan uses a volume submitter plan document created by Fidelity Management & Research Co. (“FMR”), an affiliate of the Plan’s recordkeeper, Fidelity. The Internal Revenue Service (“IRS”) has determined and informed FMR by a letter dated June 30, 2020, that the volume submitter plan is designed in accordance with applicable sections of the Internal Revenue Code (“IRC”). Although the Plan has been restated since receiving the FMR opinion letter, the Plan’s management believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC.
GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the organization has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.